Exhibit 99.2 Minerva Neurosciences, Inc. 1601 Trapelo Road, Suite 284, Waltham, MA 02451

Forward-Looking Statement Safe-Harbor
All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners.
This presentation contains certain forward-looking statements about Minerva Neurosciences that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended.
Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,”
“may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: the benefits, efficacy and safety of the new once-a-day formulation of MIN-101; the timing and results of future clinical milestones; the timing of future clinical trials and results of such clinical trials; statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities;
our expectations regarding approval for our products by the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; estimates regarding the market potential for our products; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include, but are not limited to: the benefits, efficacy and safety of the new once-a-day formulation of MIN-101; the timing and results of future clinical milestones; the timing of future clinical trials and results of such clinical trials; whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S.
Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our therapeutic product discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for our therapeutic products; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the Securities and Exchange Commission which are available on the SEC website at
www.sec.gov. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Minerva: Overview R&D Current Status

Subject to additional financing
*
TBC – subject to Ph1 results
‡
Planning in progress; subject to additional financing
End of bar = expected availability of topline results
Phase / Event
Q1 Q1 Q1 Q2 Q2
Q2
Q3
Q3 Q3
Q4 Q4
2014
2015
2016
Once A Day Formulation
Ph IIB in Schizophrenia
Ph IIB Extension
Parallel clinical development & phase III
preparation
Phase IB in MDD (single dose)
PK/Safety Study in HV (MAD)
BA Study in HV (solid)
Ph IIA in Primary Insomnia
*
Ph IIA in Sec. Insomnia (MDD)
*
Ph II in MDD
‡
MPTP Primate Study
Ph I in Healthy Volunteers
‡

MIN-101 4

R&D update Once a day formulation results Phase IIB study design 5

MIN-101C02: Once a day formulation

MIN-101C02
Study Title:
A Two-Part Study Designed to Evaluate the Pharmacokinetic Profile of MIN-101 and its
Main Metabolites Following Single and Multiple Dose Modified Release Prototype
Formulation Administration in Healthy CYP2D6 Extensive Metaboliser Male and
Female Subjects, and to Evaluate the Relationship Between the Pharmacokinetic
Profile of MIN-101 and its Main Metabolites and Cardiovascular Parameters

0 10 20 30 40
Change in QTcF by BFB-520 concentration
Plasma concentration
1 2 3 4 5 6
Change in QTcF by BFB-999 concentration
Plasma concentration
0 50 100 150
Change in QTcF by CYR-101 concentration
Plasma concentration
2 subjects with outlying values removed
Dose adjustment period D2
Dose adjustment period D4
Dose adjustment period D6
Fixed dose period D14
Ambulatory and fixed dose period D28
Exposure levels not to exceed….

Part 1 Study Design

PART 1
32 mg
slow
release
32 mg
medium
release
40 mg
slow
release
32 mg
slow
release
Screening
Day -28 to
Day -2
Period 1 Period 2 Period 3 Period 4
Period 5
Period 6
Food
interaction
Follow up
call 3 to 5
days after
last

Plasma Concentration-Time Profiles: MIN-101 Linear Scale 9

Plasma Concentration-Time Profiles: BFB-520 Linear Scale 10

Plasma Concentration-Time Profiles: BFB-999 Linear Scale 11

C max by Period 12

Summary of Select PK Parameters – Period 1 (32 mg Slow Release, Fasted)

MIN-101
Tmax
(h)
Cmax
(ng/mL)
Tlag
(h)
t1/2
(h)
AUClast
(h*ng/mL)
N 10 10 10 9 10
Mean NA 22.52 NA 6.257 211.9
Median 2.25 23.74 0 5.353 220.4
CV% NA 28.3 NA 38.1 18.6
BFB-520
Tmax
(h)
Cmax
(ng/mL)
Tlag
(h)
t1/2
(h)
AUClast
(h*ng/mL)
N 10 10 10 4 10
Mean NA 1.321 NA 6.540 18.60
Median 4 1.294 0.5 6.458 18.04
CV% NA 27.7 NA 21.1 24.7
BFB-999
Tmax
(h)
Cmax
(ng/mL)
Tlag
(h)
t1/2
(h)
AUClast
(h*ng/mL)
N 10 10 10 5 10
Mean NA 1.510 NA 6.202 16.02
Median 3 1.436 0.25 5.486 15.22
CV% NA 19.5 NA 27.3 22.3

Conclusions – MR Formulation Under Fasted Conditions

Short lag time suggestive of fast bioavailability
Exposure variability is generally low
Low to non-quantifiable values for most by Hour 24
PK is generally dose proportional for MIN-101 & BFB-999, and less so for BFB-520
Inversion of BFB-520 & BFB-999 occurred with generally suppressed levels of BFB-
520, and a higher BFB-999 to BFB-520 ratio
MR formulation findings suggest shorter time in small intestine is helpful in suppressing BFB-520 levels
Halflife for MIN-101 and 2 metabolite in 3-8 hour range, longer for 40 mg slow release most likely due to flip-flop (absorption & elimination balanced during terminal phase)
Simulation results indicate steady state within 10-14 days, and no accumulation for all
3 analytes

Conclusions – Food Effect

Positive food effect evident – Higher exposure
MR formulation behaved similar to IR formulation with rapid release and absorption, mostly prior to reaching colon
•
This explains further increase in BFB-520 levels
Due to rapid absorption MIN-101 Cmax increase was ~ 2x, BFB-520 Cmax increase was ~ 3x, and BFB-999 Cmax increase was ~ 0.5x
Halflife was shortened substantially: Fed to Fasted ratios were
•
0.5 for MIN-101
•
0.8 for BFB-520
•
0.6 for BFB-999
Consequently, accumulation is not expected
AUC increase was minimal (compared to Cmax): 1.3 to 1.8 multiples with highest increase to BFB-520

16 32 mg slow release in fasted condition will be the formulation used in the C03 upcoming patient study in patients suffering from schizophrenia Conclusion

QBR117055_ MIN-101C02 17 Study Part 2: 16 and 32 mg will be explored Screening Day -28 to Day -2 Period 1 Period 2 Period 3 Follow up visit 5 days after last dose of IMP

Period Scheme
• Admission
•
Dosing, PK profile and ECG/vital sign
s
• Dosing
• Dosing; sleep at 22:00
• Dosing; PK profile, Triplicate ECGs
• Discharge 24h post dose
• Optional visit (PK 48 h post dose)
Day -1
Day 1
Day 2-5
Day 6
Day 7
Day 8
Day 9

MIN-101C03: Phase IIB in patients suffering from schizophrenia

MIN-101C03
Study Title:
A Phase IIb, Multi-centre, Randomized, Double-blind, Parallel-group,
Placebo-controlled Study to Evaluate the Efficacy, Tolerability and Safety
of MIN-101 in Patients with  Negative Symptoms of Schizophrenia
Followed by a 24-week, Open-label extension.

MIN-101C03: Phase IIB in patients with schizophrenia

Screening Wash out
Period
Baseline Core Study
Treatment period (12 weeks): MIN-101 (64 or 32 mg) or
PLACEBO
Extension
6-month: MIN-101 64 or 32 mg
Obligatory In patient Day -3 to day +2 afterwards
up to the end of study at the discretion of the PI
A A IN A IN A
D-21
D-3 to D-1 Day-1 D1 D2   W2 W4 W8 W12 W
14
W
18
W
24
W
30
W
36
W
37
V1 V2 V3 V4 V5 V6 V7 V8 V9
V
10
V
11
V
12
V
13
V
14
V
15
Global Study Design
RANDOMIZATION

MIN-101C03: Phase IIB in patients with schizophrenia
Study Objectives

Primary
To evaluate the efficacy of MIN-101 compared to placebo in
improving the negative symptoms of schizophrenia as
measured by the
change from Baseline in the Positive
and Negative Syndrome Scale (PANSS) negative
subscale score of the pentagonal model over 12 weeks
of treatment.

MIN-101C03: Phase IIB in patients with schizophrenia
Study Objectives

Main Secondary
• To evaluate the efficacy of MIN-101 compared to placebo in improving other symptoms of schizophrenia as measured by the change from baseline in the
PANSS total score, and sub-scores
of the
pentagonal
model AND
3
factors
analysis over 12 weeks of double blind treatment.
• To evaluate the efficacy of MIN-101 compared to placebo in improving negative symptoms of schizophrenia as measured by the change from
Baseline in the
Brief Negative Symptoms Scale (BNSS)
total score over
12 weeks of  double blind treatment.
• To assess the effects versus placebo of MIN-101 on cognitive function as measured by the
Brief Assessment of Cognition in Schizophrenia (BACS)
battery over 12 weeks of double blind treatment.
• To assess the persistence of efficacy, and the safety and tolerability of MIN-
101 during the 24-week, of open-label extension phase.

MIN-101C03: Phase IIB in patients with schizophrenia
Study Objectives

Exploratory objectives
• To evaluate the effects versus placebo of MIN-101 on
depressive
symptoms
as measured by the Calgary Depression Scale for
Schizophrenia (CDSS) over 12 weeks of double blind treatment.
• To evaluate the effects versus placebo of MIN-101 on
social
functioning
by means of the Personal and Social Performance
(PSP) over 12 weeks of double blind treatment.
• To assess the effects versus placebo of MIN-101 on
sleep
architecture and continuity
as measured with the help of the
V-Watch methodology over 12 weeks of double blind treatment.

MIN-101C03: Phase IIB in patients with schizophrenia
Inclusion/ Exclusion Criteria

Main Inclusion Criteria
• Male or female patient, 18 to 60 years of age, inclusive.
• Patient meets the diagnostic criteria for schizophrenia as defined in the
Diagnostic and Statistical Manual of Mental Disorders-Fifth Edition (DSM-V)
• Patient being stable in terms of positive symptoms over the last three months according to his treating psychiatrist
• Patient presenting with negative symptoms over the last three months according to his treating psychiatrist
• Patient with PANSS negative sub-score of at least 20.
• Patient with PANSS item score of <4 on: P4 Excitement, hyperactivity P7
Hostility P6 Suspiciousness G8 Uncooperativeness G14 Poor impulse control
• No change in psychotropic medication during the last month
• Patient must be extensive metabolizers for P450 CYP2D6, as determined by genotyping test before the first drug dose is administered.

MIN-101C03: Phase IIB in patients with schizophrenia
Inclusion/ Exclusion Criteria

Main Exclusion Criteria
• Current bipolar disorder, panic disorder, obsessive compulsive disorder, or evidence of mental retardation.
• Patient’s condition is due to direct physiological effects of a substance (e.g., a drug of abuse, or medication) or a general medical condition.
• Significant risk of suicide or attempted suicide, or of danger to self or others.
• Patient who cannot be discontinued from psychotropics other than those allowed.
• Patient who received clozapine within 6 months of the Screening visit.
• Patient receiving treatment with depot antipsychotic medication can be enrolled in the study 4 weeks after the last injection.
• Patient with a history of significant other major or unstable neurological, neurosurgical (e.g., head trauma), metabolic, hepatic, renal, hematological, pulmonary, cardiovascular, metabolic, gastrointestinal, or urological disorder.
• Patient with a clinically significant electrocardiogram (ECG) abnormality that could be a safety issue in the study, including QT interval value corrected for heart rate using the Fridericia’s formula (QTcF) > 430 msec for males and > 450 msec for females.

MIN-101C03: Phase IIB in patients with schizophrenia
Assessments

Main Efficacy Assessments
–
Positive and Negative Symptoms Scale (PANSS)
–
Brief Negative Symptoms Scale (BNSS): semi structured interview, designed to measure the current level of severity of negative symptoms in schizophrenia and schizoaffective disorder
(Kirkpatrick et al.)
•
Anhedonia
•
Distress
•
Asociality
•
Avolition
•
Blunted affect
•
Alogia
–
Brief Assessment of Cognition in Schizophrenia (BACS)
–
Personal  and Social Performance (PSP): assess social functioning; clinician rated
–
socially useful activities,
–
personal and social relationships,
–
self-care
–
disturbing and aggressive behavior
–
Sleep architecture and continuity

MIN-101C03: Phase IIB in patients with schizophrenia
- Sleep assessment

WHY?
–
Sleep and circadian rhythm disruptions are reported in 30% to 80% of patients with schizophrenia.
–
Patients with insomnia report
•
lower quality of life
•
greater symptom severity
•
worse adherence/compliance to treatment
–
Sleep disturbances have also been associated with enhanced psychosis
–
Sleep is important for memory consolidation, thus disturbances in sleep architecture, or circadian de-synchronization could also contribute to the cognitive impairment observed in schizophrenia.
–
MIN-101 showed effects on sleep architecture in the previous Phase 2a study that could possibly be linked to the improvements observed on negative symptoms and cognition, thus they will be further investigated in the present study.
•
In a subgroup of patients (20) who underwent sleep recordings (PSG), sleep was evaluated at
Baseline and Day 14. MIN-101 had an effect on
–
  Slow Wave Sleep (SWS) distribution: it shifted SWS from the end to the beginning of the night: MIN-101 significantly increased
SWS in the first third of the night and decreased it in the last third of the night.
–
  Sleep initiation parameters (sleep onset latency, latency to persistent sleep).
•
Subjective sleep quality as measured by PSQI improved and this improvement was greater with
MIN-101 than with placebo although not statistically significant.

Monitoring sleep in MIN-101C03 using V-Watch, a sleep biomarker & companion diagnostic tool 28 PSG VWATCH VWatch methodology overview-2

The Submissions Status is:  (1)

Romania (22 sites):
End November / Beginning December
Russia (11 sites):
December
Latvia (4 sites):
December
Estonia (3 sites):
End December/ Beginning January
Bulgaria (3 sites):
January
Ukraine (12 sites):
January

30 Thank you